UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 23, 2006
                          --------------------------

                       WACHOVIA AUTO OWNER TRUST 2006-A
            (Exact name of registrant as specified in its charter)

                       POOLED AUTO SECURITIES SHELF LLC
             (Exact name of depositor as specified in its charter)

                      WACHOVIA BANK, NATIONAL ASSOCIATION
              (Exact name of sponsor as specified in its charter)
                          --------------------------

         Delaware                 333-132417-01               20-3319853
      (State or other               333-132417                52-2233151
      jurisdiction of        (Commission File Number)        (IRS Employer
      incorporation)                                      Identification No.)

                c/o Wilmington Trust Company, as Owner Trustee
                           1100 North Market Street
                        Wilmington, Delaware 19890-1605
                     Attn: Corporate Trust Administration
          (Address of principal executive offices including zip code)
                                (302) 636-6000
             (Registrant's telephone number, including area code)
                                      N/A
         (Former name or former address, if changed since last report)
                          --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On June 23, 2006, Wachovia Auto Owner Trust 2006-A (the "Trust") issued $230,000,000 of 5.31321% Class A-1 Asset Backed Notes, $287,000,000 of 5.41%
Class A-2 Asset Backed Notes, $420,000,000 of 5.35% Class A-3 Asset Backed Notes, $317,000,000 of 5.38% Class A-4 Asset Backed Notes, and $46,000,000 of 5.76% Class B Asset Backed Notes (collectively, the "Notes"), pursuant to (i) a prospectus dated June 12, 2006 (the "Prospectus") along with the preliminary prospectus supplement, dated June 12, 2006, each filed with the Securities Exchange Commission pursuant to Rule 424(b)(3), and (ii) the Prospectus and the prospectus supplement, dated June 14, 2006, filed with the Securities Exchange Commission pursuant to Rule 424(b)(5), each relating to registration statement number 333-132417.

      In connection with such issuance, final copies of the opinions of Sidley Austin LLP with respect to legality and certain tax matters are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01.  Financial Statements and Exhibits.

            (d) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.


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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POOLED AUTO SECURITIES SHELF LLC



                                                    By:   /s/ Scott D. Weaver
                                                        ------------------------
                                                              Scott D. Weaver
                                                               Vice President

Dated:  June 23, 2006


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

                                 Exhibit Index
                                 -------------


Exhibit       Description
-------       -----------
5.1           Opinion of Sidley Austin LLP regarding legality.
8.1           Opinion of Sidley Austin LLP regarding certain tax matters.
23.1          Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).